UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2011

GRAYBAR ELECTRIC COMPANY, INC.
(Exact Name of Registrant as specified in Charter)

New York (State or other jurisdiction of incorporation)	000-00255 (Commission File Number)	13-0794380 (I.R.S. Employer Identification No.)

34 North Meramec Avenue St. Louis, MO 63105 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)        On June 9, 2011, the Board of Directors of Graybar Electric Company, Inc. (“Graybar” or the “Company”) amended its bylaws to add a mandatory retirement age of 65 years for directors and officers, subject to waiver by the Board (other than an affected director).  A director or officer who attains 65 years of age is required to resign, effective no later than on the first day of the calendar month following the calendar month of such person’s birthday.  The amendment also clarifies that if a director who is also an employee of the Company or its subsidiaries resigns, retires or is otherwise terminated, such change in employment status is automatically deemed a resignation from the Board.

Item 5.07        Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Shareholders on June 9, 2011, the shareholders voted to (1) elect 11 members to the Company’s Board of Directors; (2) approve the amendment of the Company’s certificate of incorporation to eliminate the personal liability of the Company’s directors for certain monetary damages; and (3) approve the amendment of the Company’s certificate of incorporation to acknowledge the right of the Board of Directors to consider the effects of any change of control transaction on shareholders and non-shareholder constituencies.  The following tables set forth the final number of votes for, withheld and abstaining on each matter.  Broker non-votes are not shown because there is no public trading market for the Company’s Common Stock and no brokers hold shares for any underlying beneficial owners of such shares.

Director Nominees	For	Withheld	Abstain

R. A. Cole	9,600,795	-0-	-0-
D. B. D’Alessandro	9,600,795	-0-	-0-
M. W. Geekie	9,600,795	-0-	-0-
L. R. Giglio	9,600,795	-0-	-0-
T. S. Gurganous	9,600,795	-0-	-0-
R. R. Harwood	9,600,795	-0-	-0-
F. H. Hughes	9,600,795	-0-	-0-
R. C. Lyons	9,600,795	-0-	-0-
K. M. Mazzarella	9,600,795	-0-	-0-
B. L. Propst	9,600,795	-0-	-0-
R. A. Reynolds, Jr.	9,600,795	-0-	-0-

Proposal	For	Withheld	Abstain

Approval of the Amendment to the Restated Certificate of Incorporation to eliminate the personal liability of the Company’s directors for certain monetary damages	9,600,795	-0-	-0-

Approval of the amendment of the Company’s certificate of incorporation to acknowledge the right of the Board of Directors to consider the effects of any change of control transaction on shareholders and non-shareholder constituencies	9,600,795	-0-	-0-

Item 9.01         Financial Statements and Exhibits.

(d)               Exhibits.

3.1   Restated Certificate of Incorporation as amended to date.

3.2   By-Laws of Graybar Electric Company, Inc., as amended as of June 9, 2011.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYBAR ELECTRIC COMPANY, INC.

Date: June 13, 2011	By: /s/ Matthew W. Geekie
Matthew W. Geekie
Senior Vice President, Secretary &
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Restated Certificate of Incorporation as amended to date
3.2	By-Laws of Graybar Electric Company, Inc., as amended as of June 9, 2011